SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report: April 26, 2006              Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Report on Form 8-K is being filed by the Registrant to include the audited Statements of assets acquired, proforma Financial statements, and to include a management's discussion and analysis of operations discussion of the assets acquired. The Registrant has also updated the discussion of the Gulf Coast Note (as defined below) to include the changes affected by the Registrant's entry into the Amended and Restated Secured Term Note, which amended and restated the Gulf Coast Note. Finally, the Registrant included a discussion of the Fifth Amendment Agreement, which supplemented the Fourth
Amendment,  which  is  described  and  defined  below.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On April 26, 2006, New Century Energy Corp.'s (the "Company," "we," "us," "our") newly formed wholly owned subsidiary, Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast") entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Purchase Agreement" and "Laurus"), whereby Gulf Coast sold Laurus a Secured Term Note in the amount of $40,000,000 (the "Gulf Coast Note") and a Common Stock Purchase Warrant to purchase up to 49% of the shares of common stock of Gulf Coast (the "Gulf Coast Warrant"). In connection with the Purchase Agreement, Gulf Coast also entered into a Guaranty with Laurus (the "Gulf Coast Guaranty"); a Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production; a Master Security Agreement; a Collateral Assignment; and a letter agreement relating to a Shareholders Agreement to be entered into between Laurus and Gulf Coast following Laurus' exercise of the Gulf Coast Warrant. In connection with Gulf Coast's entry into the Securities Purchase Agreement, we and Century Resources, Inc., our wholly owned Delaware subsidiary ("Century") entered into a Guaranty with Laurus (the "New Century Guaranty"); we and Century entered into an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in favor of Laurus; and we entered into a Stock Pledge Agreement with Laurus.

     In connection with the Purchase Agreement, Gulf Coast granted Laurus a right of first refusal to provide additional financing, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of Gulf Coast. If Gulf Coast shall receive a proposed term sheet for additional funding, pursuant to the Purchase Agreement, it will submit such term sheet to Laurus, at which time Laurus will have the right, but not the obligation, to deliver, within 10 days of its receipt of the proposed term sheet, its own proposed term sheet setting forth the terms and conditions upon which it would be willing to provide additional financing to Gulf Coast, at terms no less favorable than those outlined in the proposed term sheet. If Laurus' terms are at least as favorable to Gulf Coast as those of the proposed term sheet, Gulf Coast shall accept Laurus' term in lieu of the proposed term sheet, if not, Gulf Coast may accept the proposed term sheet.

GULF COAST NOTE

     In connection with the Purchase Agreement, Gulf Coast issued Laurus a three
(3) year Secured Term Note in the amount of $40,000,000 (the "Gulf Coast Note") which bears interest at the prime rate (as published by the Wall Street Journal) plus 2% (currently 10.25%, with the prime rate at 8.25% as of July 12, 2006) per year, and which at no time shall bear interest at less than 8% per year, which unpaid principal and unpaid accrued interest, if any, shall be due and payable on October 28, 2009 (the "Maturity Date"). The interest on the Gulf Coast Note shall be payable monthly, in arrears, commencing on July 1, 2006. Additionally, amortizing payments of the principal amount due under the Gulf Coast Note are due July 1, 2006, and each succeeding month thereafter including the Maturity Date (each an "Amortization Amount"). As long as no Event of Default, as defined below, has occurred under the Gulf Coast Note, interest on the Gulf Coast Note shall only be payable as a component of the Amortization Amount, unless such Amortization Amount is less than $150,000 for any month, as described below.

     The Gulf Coast Note was amended by the Amended and Restated Secured Term Note ("Amendment"), which we entered into with Laurus on June 30, 2006, which discussion below includes the changes to the Gulf Coast Note affected by the Amended and Restated Secured Term Note and references herein to the "Gulf Coast

Note" include the Amended and Restated Secured Term Note. The Amendment to the Gulf Coast Note, amended the monthly Amortization Amount which was to be paid under the Gulf Coast Note, from 80% of the gross proceeds paid to Gulf Coast in connection with all of Gulf Coast's oil, gas and/or other hydrocarbon production, to (i) seven-eighths (.875) times (ii) eighty percent (80%) of such production, to allow for the remaining 12.5% of 80% of Gulf Coast's production to be paid to Laurus in connection with Amortization Amounts due on the $5,000,000 Secured Term Note sold to Laurus on June 30, 2006 (the "June 2006 Gulf Coast Note"). The amendment also provided that any event of default or failure to pay the June 2006 Gulf Coast Note, would be treated as an event of Default under the Gulf Coast Note. Gulf Coast used $4,450,000 of the proceeds received from the sale of the June 2006 Gulf Coast Note to close the purchase of additional interests in the Mustang Creek Assets, and as a result, as of the filing of this report, Gulf Coast holds a 100% working interest in the producing properties and undeveloped oil and gas mineral leases totaling 9,167 acres in the Mustang Creek Assets, other than one well on such property, in which Gulf Coast holds a 75% interest.

     As a result of the Amendment, each monthly Amortization Amount will be equal to eighty percent (80%) of the gross proceeds paid to Gulf Coast in respect of all oil, gas and/or other hydrocarbon production in which Gulf Coast has an interest less (i) the reasonable ordinary day to day expenses associated with Gulf Coast's operation of the leases, wells and equipment, including fuel, materials, labor, maintenance, routine production equipment replacement, repairs, routine workover costs to maintain production from an existing completed well, royalty, severance tax and ad valorem tax, in each case using accounting practices and procedures ordinary and customary in the oil and gas industry and (ii) Gulf Coast's reasonable estimate of its federal tax (including federal income tax) liability (after taking into account all applicable deductions, depletion and credits), all of which, in each case, shall be subject to Laurus' approval, which approval shall be provided in the exercise of Laurus' reasonable discretion based on such supporting documentation from Gulf Coast as Laurus shall request (the "Net Revenue"). Provided, however, that each Amortization Amount shall be equal to one hundred (100%) of Net Revenue, upon the occurrence and during the continuance of an Event of Default under the Gulf Coast Note as described below.

     In the event the Amortization Amount payable to Laurus during any month is less than $150,000, then Gulf Coast is required to make a cash payment to Laurus in an amount equal to the difference between $150,000 and the then applicable Amortization Amount.

     "Events of Default" under the Gulf Coast Note include: Gulf Coast's failure to pay any amount due under the Gulf Coast Note or the June 30, 2006, Secured Term Note in the amount of $5,000,000, which Gulf Coast sold to Laurus; our failure to pay any amount due to Laurus under our June 30, 2005, Convertible Secured Term Note, as amended and/or our September 19, 2005, Secured Term Note, as amended, and such failure continues for a period of three (3) days; Gulf Coast's breach of any covenant or any other term of the Gulf Coast Note in any material respect, which if subject to cure, continues for a period of fifteen
(15) days, without being cured; Gulf Coast's or our breach of any representation, warranty or statement made to Laurus in connection with any transaction contemplated by the Gulf Coast Note, or any of the other agreements entered into between Gulf Coast, Century and us in connection with the Gulf Coast Note; a default under any other agreement between us and Laurus beyond the grace period, if any; any change or occurrence which could reasonably be expected to have a material adverse effect on Gulf Coast's or our ability to repay the Gulf Coast Note; Gulf Coast's or our bankruptcy or insolvency; if Gulf Coast or we have a judgment levied against either of us in an amount greater than $100,000; a change in control of Gulf Coast, whereby any person or group shall become the beneficial owner of 35% or more of Gulf Coast's voting equity interests or if the Board of Directors of Gulf Coast ceases to consist of a majority of Gulf Coast's Board of Directors on the date the Gulf Coast Note was granted, unless Laurus consents in writing to such change; or if Gulf Coast merges with, consolidates with or sells all or substantially all of its assets to any other person or entity; and/or if an indictment is brought or threatened against Gulf Coast, us or any of our or Gulf Coast's executive officers under any criminal statute or civil statue whereby the penalty associated with such indictment could result in the forfeiture of any property of Gulf Coast or us.

     Following the occurrence of and during the continuance of an Event of Default, Gulf Coast is required to pay additional interest on the Gulf Coast Note to Laurus in an amount equal to two percent (2%) per month, and all outstanding obligations under the Gulf Coast Note, the Purchase Agreement and each other Related Agreement (as defined in the Purchase Agreement), including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived. Additionally, following the occurrence of and during the continuance of an Event of Default, Laurus may, at its option, demand immediate repayment in full of all obligations and liabilities owing by Gulf Coast to Laurus under the Gulf Coast Note, the Purchase Agreement and/or any other Related Agreement, to require Gulf Coast to make a default payment equal to 130% of the outstanding principal amount of the Gulf Coast Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.

     Gulf Coast used $33,000,000 of the funds received through the sale of the Gulf Coast Note to purchase the Mustang Creek property as described below;
$1,400,000, representing 3.5% of the Gulf Coast Note, to Laurus Capital Management, LLC ("LCM"), as a management fee, as well as an additional $24,705 in due diligence and documentation fees to LCM; $75,295 to Laurus' attorneys for legal and escrow agent fees; with the remaining $5,500,000 to be used by Gulf
Coast  for  future  drilling  expenses.

GULF COAST WARRANT

     The Gulf Coast Warrant provides Laurus the right to purchase up to 961 shares of Gulf Coast's common stock, representing 49% of Gulf Coast's then issued and outstanding common stock at an exercise price of $0.001 per share, which warrants are exercisable by Laurus after all amounts owed to Laurus by Gulf Coast have been repaid in full. Pursuant to the Gulf Coast Warrant, we agreed to provide Laurus with registration rights to the shares issuable in connection with the Gulf Coast Warrant, if Gulf Coast ever affects an initial public offering of its securities and/or if its securities become publicly traded.

GUARANTIES

     In connection with the Purchase Agreement, Gulf Coast entered into a Guaranty, whereby it agreed to guaranty all of our obligations and liabilities owed to Laurus in connection with the June 30, 2005 and September 19, 2005, Securities Purchase Agreements (the "2005 Purchase Agreements"), and any obligations and/or liabilities owed to Laurus pursuant to any agreements entered into in connection with the 2005 Purchase Agreements.

     Additionally, in connection with the Purchase Agreement, we and Century, entered into a Guaranty, whereby we agreed to guaranty all of Gulf Coast's obligations and liabilities owed to Laurus in connection with the Purchase Agreement, and any obligations and/or liabilities owed to Laurus pursuant to any agreements entered into in connection with the Purchase Agreement (the "New Century/Century Resources Guaranty").

     As a result of the Gulf Coast Guaranty and the New Century/Century Resources Guaranty, Gulf Coast, Century and we will remain liable for the obligations of the other parties until all indebtedness is repaid to Laurus by Gulf Coast, New Century and Century, under the various secured term notes and related agreements entered into and/or made by Gulf Coast, New Century and/or Century in favor of Laurus.

RELATED AGREEMENTS

     Gulf Coast also entered into the following agreements in connection with the Purchase Agreement:

     o a Collateral Assignment with Manti (defined below) and Laurus, whereby Gulf Coast authorized Manti, upon notice by Laurus, to pay any amounts owed to Gulf Coast pursuant to the Asset Purchase Agreement among Gulf Coast and Manti directly to Laurus to secure amounts owed to Laurus under the Gulf Coast Note;

     o a Master Security Agreement, by and among Gulf Coast, Century, and us in favor of Laurus, whereby we, Century and Gulf Coast granted Laurus a continuing blanket security interest in all of Gulf Coast's, Century and our assets, including all of Gulf Coast's, Century's and our cash and cash equivalents, all rights to oil and gas leases and contracts purchased in connection with the Asset Purchase Agreement, and/or other oil and gas interests or contracts obtained by Gulf
          Coast, Century and us in the future, all property, hydrocarbons, operating equipment and well data, to secure the repayment of the Gulf Coast Note and all other obligations and liabilities owing to Laurus pursuant to the other agreements entered into in connection with the Purchase Agreement, the 2005 Purchase Agreements and all other agreements entered into in connection with the 2005 Purchase Agreements;

     o a letter agreement regarding a Shareholders Agreement to be entered into with Laurus, whereby we agreed that upon Laurus' exercise of the Gulf Coast Warrant, we and Gulf Coast would negotiate with Laurus in good faith the terms and conditions of a shareholders agreement. Additionally, Gulf Coast and we agreed that following the exercise of Laurus' Gulf Coast Warrant, Gulf Coast will pay dividends in connection with the Net Revenue received by Gulf Coast to Laurus and us in proportion to our then ownership interests in Gulf Coast. Additionally, Gulf Coast agreed that after Laurus' exercise of the Gulf Coast Warrant, it would not take certain corporate actions, without the prior written approval of Laurus, including, but not limited to, declaring or paying any dividends; selling or disposing of any assets or property, entering into any transactions, other than in the ordinary course of business; entering into any mortgage, lien or encumbrances; entering into any agreements with third parties; and/or issuing or selling any capital stock, warrants or convertible securities; and

     o    a   Mortgage,   Deed   of   Trust,   Security   Agreement,   Financing
          Statement and Assignment of Production in favor of Laurus, which provided Laurus a mortgage and security interest over the interests purchased by Gulf Coast pursuant to the Asset Purchase Agreement.

     Additionally, we entered into a Stock Pledge Agreement with Laurus, whereby we pledged all of the outstanding shares of Gulf Coast's common stock to Laurus, pursuant to our Guaranty of Gulf Coast's indebtedness to Laurus, as described above under "Guaranties," to secure our, Century's and Gulf Coast's full and punctual payment and performance of its obligations and liabilities owed to Laurus. As a result, if any event of default occurs under the Stock Pledge Agreement, including but not limited to the Events of Default as defined above under the description of the Gulf Coast Note, Laurus may take ownership of and/or sell all of the outstanding shares of Gulf Coast.

     We also entered into a Reaffirmation, Ratification and Amendment Agreement, whereby we and Century agreed to reaffirm our outstanding obligations and liabilities owed to Laurus in connection with the 2005 Purchase Agreements and agreements entered into in connection with the 2005 Purchase Agreements, as well as the Guaranty we issued to Laurus in connection with the repayment of the Gulf Coast obligations, as described above under "Guaranties."

     Pursuant to the Reaffirmation, Ratification and Amendment Agreement, simultaneously with Gulf Coast's receipt of accrued production revenue paid to Gulf Coast at the closing of the Asset Purchase Agreement, for the period from December 1, 2005, the effective date of the Asset Purchase Agreement, described below under Item 2.01, to May 1, 2006, we made a mandatory prepayment against the outstanding balance of our September 2005 Note in an amount equal to eighty percent (80%) of the net accrued production revenue or $2,565,386. We paid this amount to Laurus on May 1, 2006 as partial payment of the $9,500,000 September 30, 2005, Secured Term Note, as amended, which Note has an approximate remaining balance of $6,447,157.43 as of the date of this filing.

     We and New Century also entered into an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing State and Assignment of Production, which amended our June 30, 2005, Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production granted to Laurus, to include certain additional oil and gas properties acquired by us following June 30, 2005 and to include as part of the obligations secured thereby our and Century's obligations under the New Century/Century Resources Guaranty.


FOURTH AMENDMENT

     On May 2, 2006, we entered into a Fourth Amendment Agreement with Laurus (the "Fourth Amendment"), which amended the terms of our June 30, 2005 Registration Rights agreement with Laurus, to amend the date we are required to have our Registration Statement filed with the Securities and Exchange Commission (the "Commission") to register the shares of common stock convertible in connection with Laurus' June 30, 2005 Secured Convertible Term Note, and exercisable in connection with Laurus' June 30, 2005 Common Stock Purchase Warrant, Option and its December 30, 2005 Option, from the filing date of April 25, 2006, as was required under our December 30, 2005, Third Amendment Agreement with Laurus (the "Third Amendment") to the filing date of June 15, 2006. The Fourth Amendment also extended the date we are required to have such Registration declared effective with the Commission from July 1, 2006 until August 15, 2006. On June 20, 2006, with an effective date of June 15, 2006, we entered into a Fifth Amendment Agreement with Laurus (the "Fifth Amendment"), which amended the terms of our June 30, 2005 Registration Rights agreement with Laurus, to amend the date we are required to have our Registration Statement filed with the Commission to register the shares of common stock convertible in connection with Laurus' June 30, 2005 Secured Convertible Term Note, and exercisable in connection with Laurus' June 30, 2005 Common Stock Purchase Warrant, Option and its December 30, 2005 Option, from the filing date of June 15, 2006, as was required under our May 2, 2006, Fourth Amendment with Laurus to the filing date of July 17, 2006. The Fifth Amendment also extended the date we are required to have such Registration Statement declared effective with the Commission from August 15, 2006 to September 15, 2006.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------

     On April 28, 2006, Gulf Coast entered into an Asset Purchase Agreement ("Asset Purchase Agreement") and closed the purchase of certain undivided interests in producing properties as well as undeveloped oil and gas mineral leases totaling 9,167 acres and other related assets and contracts in McMullen County, Texas (the "Mustang Creek Assets"), from Manti Resources, Inc., a Texas corporation, Manti Operating Company, a Texas corporation and Manti Mustang Creek, Ltd., a Texas limited partnership (collectively "Manti"). The purchase price of the Mustang Creek Assets was $33,000,000, which amount was paid from funds received from Gulf Coast's sale of the Gulf Coast Note to Laurus as described above under "Item 1.01 Entry into a Material Definitive Agreement." The effective date of the Asset Purchase Agreement, for the purposes of the receipt of proceeds from the sale of hydrocarbon reserves was December 1, 2005. On June 30, 2006, Gulf Coast used $4,450,000 of the proceeds received from the sale the $5,000,000 June 2006 Gulf Coast Note to close the purchase of additional interests in the Mustang Creek Assets, and as a result, as of the filing of this report, Gulf Coast holds a 100% working interest in the producing properties and undeveloped oil and gas mineral leases totaling 9,167 acres in such Mustang Creek Assets, other than one well on such property, in which Gulf Coast holds a 75% interest.


MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

     THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS CONTAINS FORWARD LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS SECTION REGARDING OUR FINANCIAL POSITION AND LIQUIDITY, STRATEGIC ALTERNATIVES, FUTURE CAPITAL NEEDS, BUSINESS STRATEGIES AND OTHER PLANS AND OBJECTIVES OF OUR MANAGEMENT FOR FUTURE OPERATIONS AND ACTIVITIES, ARE FORWARD LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES MADE BY OUR MANAGEMENT IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS IT BELIEVES ARE APPROPRIATE UNDER THE CIRCUMSTANCES. SUCH FORWARD LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. SUCH UNCERTAINTIES INCLUDE BUT ARE NOT LIMITED TO: THE VOLATILITY OF THE OIL AND GAS INDUSTRY; CHANGES IN COMPETITIVE FACTORS AFFECTING OUR OPERATIONS; RISKS ASSOCIATED WITH THE ACQUISITION OF MATURE OIL AND GAS PROPERTIES, INCLUDING ESTIMATES OF RECOVERABLE RESERVES, FUTURE OIL AND GAS PRICES AND POTENTIAL ENVIRONMENTAL AND PLUGGING AND ABANDONMENT LIABILITIES; OUR DEPENDENCE ON KEY PERSONNEL AND CERTAIN CUSTOMERS; RISKS OF OUR GROWTH STRATEGY, INCLUDING THE INHERENT RISK IN ACQUIRING MATURE OIL AND GAS PROPERTIES; OPERATING HAZARDS, INCLUDING THE SIGNIFICANT POSSIBILITY OF ACCIDENTS RESULTING IN PERSONAL INJURY,

PROPERTY DAMAGE OR ENVIRONMENTAL DAMAGE; THE EFFECT ON OUR PERFORMANCE OF REGULATORY PROGRAMS AND ENVIRONMENTAL MATTERS INCLUDING POLITICAL AND ECONOMIC UNCERTAINTIES. THESE AND OTHER UNCERTAINTIES RELATED TO OUR BUSINESS ARE DESCRIBED IN DETAIL IN OUR ANNUAL REPORT ON FORM 10-KSB/A FOR THE YEAR ENDED DECEMBER 31, 2005. ALTHOUGH WE BELIEVE THAT THE EXPECTATION REFLECTED IN SUCH FORWARD LOOKING STATEMENTS ARE REASONABLE, WE CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY OF OUR FORWARD LOOKING STATEMENTS FOR ANY REASON.

RESULTS OF OPERATIONS

     Gulf Coast acquired a 93.75% working interest in 10 oil wells and one gas well and a 70.31% working interest in one additional oil well on April 28, 2006, with an effective date of December 1, 2005, as well as revenue interests of 72.19% in 9 of the wells and 41.01% and 70.80% in the other two wells, (collectively "Mustang Creek Assets"), as summarized in the following table showing before and after payout ownership percentages.

Schedule of Acquired Wells and Mineral Interests in Mustang Creek Assets

                                 BEFORE  PAYOUT              AFTER PAYOUT*
                             WORKING    NET REVENUE       WORKING    NET REVENUE
WELL NAME                   INTEREST      INTEREST       INTEREST      INTEREST
-------------------------   --------     ----------     ---------     ----------
HODDE #1                    0.937500     0.72187500     0.8750000     0.67375000
DOUBLE K #2                 0.937500     0.72187500     0.8750000     0.67375000
DOUBLE K #3                 0.937500     0.72187500     0.8750000     0.67375000
KASSNER #1                  0.937500     0.72187500     0.8750000     0.67375000
KASSNER #2                  0.937500     0.72187500     0.8750000     0.67375000
TYLER RANCH UNIT WELL #1    0.937500     0.72539062     0.8750000     0.67703125
PEACOCK #1                  0.937500     0.72187500     0.8750000     0.67375000
POWERS-SWAIM UNIT WELL #1   0.937500     0.72187500     0.8750000     0.67375000
SWAIM 58-1                  0.937500     0.72187500     0.8750000     0.67375000
WHEELER #1                  0.703125     0.41015620     0.6562500     0.38281250
RABKE/MASPERO UNIT #1       0.937500     0.72539062     0.8750000     0.67703125
CAJUN CAPER UNIT #1         0.937500     0.70797330     0.8750000     0.66077508

* After Payout means that point in time when the cumulative Proceeds received by Manti from the wells drilled on the Mustang Creek Project Area equal the cumulative Acquisition Costs, Exploration and Development Costs, and Operating Expenses attributable to all such Wells that were incurred and paid by Manti. Payout occurred for Manti at the closing on April 28, 2006, when Manti received the total Sale Proceeds from Gulf Coast Oil Corporation and in effect recovered the balance of the cumulative Costs associated with the Mustang Creek project. When Payout occurred, J&P Family Properties, Ltd., and Lara Energy, Inc.'s working interests increased by 3.125% respectively or a combined total of 6.250%. Upon Payout to Manti, Manti's working interest was reduced by 6.25% in each well acquired, except the Wheeler #1 Well, where Manti's interest was reduced by 4.6875%.

Gulf Coast has provided a discussion below of the results of operations for the period from August 1, 2004 through December 31, 2005 and the first quarter of 2006 for the acquired Mustang Creek Assets. The Mustang Creek Assets began producing in July 2005.

Our revenues are summarized as follows:

                                     Quarter end    Year ended     Year ended
                                      March 2006      December      December
                                     (Unaudited)        2005          2004
                                      ----------   ------------    ------------
Natural gas sales                    $   334,256   $    404,891    $          0
Oil sales                              2,827,175      3,235,644               0
                                      ----------   ------------    ------------
Total oil and natural gas sales      $ 3,161,431   $  3,640,535    $          0
                                      ==========   ============    ============

The first oil production from the Mustang Creek Assets began in July 2005 from three wells that produced 7,857 barrels of oil. During the succeeding months additional wells were added to production at a steady rate. There were seven wells in production at the end of 2005 that yielded 10,861 barrels for the month of December, 2005. The eleven wells at the end of the first quarter of 2006 produced an output of 25,872 barrels for the month of March 2006. The price per barrel of oil was $56.43 per barrel when the wells began producing in July 2005. The price rose modestly to $56.84 by the end of 2005 but then jumped to $59.88 by the end of March 2006.

The lone natural gas unit on the Mustang Creek property began producing in October 2005. The decrease in natural gas sales from the last quarter of 2005 compared to the first quarter of 2006 was caused by a decline in the price of natural gas from $11.35/Mcf in October 2005 to $9.18/Mcf in December 2005, and then to $6.15/Mcf in March 2006.

Expense

Costs of production for the periods presented are as follows:

                          Quarter ended  Quarter ended   Year ended   Year ended
                            March 2006    March 2005      December     December
                           (Unaudited)    (Unaudited)      2005          2004
                            ----------    ----------    ----------   ----------
Lease operating expense    $   153,452    $        0    $  230,624   $1,918,039
Workover expense                15,882           376       116,105            0
Production taxes               155,555             0       179,649            0
Delay rentals                        0             0         7,312            0
Geological expense                   0       215,407       365,926            0
                           -----------    ----------    ----------   ----------
Total cost of production   $   324,889    $  215,783    $  889,616   $1,918,039

The significant lease operating expense incurred in 2004 was for the purchase of seismic data and other geological licenses related to the property which could not be capitalized under the successful efforts method of accounting.

Depletion and Depreciation was $642,090 for the production period for the year ended December 31, 2005 and $684,767 for the first quarter of 2006. The amount increased, despite lower production, due to a $1,144,352 increase in the depletable asset base from $6,965,895 to $8,110,247.

Liquidity and Capital Resources

     In February 2005, the first leases were contracted to commence the Mustang Creek project. The first geological expenses were incurred in August 2004 and production began in July 2005. The owners continued to purchase leases in each month from March through July 2005. The project was funded by operating cash flow and owner investment. There were no drilling advances or outside financing. These intense cash requirements took their toll on working capital and at the end of 2005 current liabilities of $879,003 exceeded current assets by $390,757. In the first quarter of 2006, capital requirements eased and so did the liquidity strain; therefore current assets of $1,066,021 exceeded current liabilities by $629,609 at March 31, 2006.

     Oil and gas properties are as follows:

                                                Quarter end    Year ended
                                                 March 2006      December
                                                (Unaudited)        2005
                                                -----------    ----------
Proved oil and gas properties                   $ 1,183,307    $1,183,307
Intangible drilling costs                         3,459,324     2,857,715
Intangible completion costs                       1,399,629     1,147,120
Tangible equipment                                2,057,133     1,777,072
Asset retirement obligation                          10,854           681
                                                -----------    ----------
                                                  8,110,247     6,965,895
Less: Accumulated depreciation
            and depletion                        (1,326,857)     (642,090)
                                                -----------    ----------
     Net oil and gas properties                 $ 6,783,390    $6,323,805

     Long-term liabilities of $681 at December 31, 2005 and $10,854 at March 31, 2006 included the asset retirement obligation as of the end of the period.

Cash flows-
----------
                                       Quarter end    Year ended     Year ended
                                        March 2006      December      December
                                       (Unaudited)        2005          2004
                                       -----------    ----------    -----------
Sources and Uses of Cash
-----------   ----------
Net cash provided by /used in)
  Operating activities                 $ 1,816,176    $3,100,206    $(1,949,569)
  Investing activities                  (1,134,179)   (6,933,453)       (31,761)
  Financing activities                    (681,997)    3,833,247      1,981,330
                                       -----------    ----------    -----------
Increase/decrease) in cash             $       ---     $     ---    $       ---

                                       ===========     =========     =========

                                       Quarter end    Year ended    Year ended
                                        March 2006      December     December
                                       (Unaudited)        2005         2004
                                       -----------   -----------   -----------
Cash and cash equivalents              $       ---   $       ---   $       ---
                                       ===========   ===========   ===========

Operating activities -
--------------------

March 31, 2006

     Cash flows from operating activities of $1,816,176 for the quarter ended March 31, 2006, were positively impacted by a net income from results of operations for the period of $2,151,775 and the non-cash adjustment for depletion, depreciation and impairment of $684,767. The primary reason for the positive cash flow was a significant increase in volume of output from the producing wells and stable operating and workover expenses partially offset by an increase in accounts receivable of $577,775 and a decrease in accounts payable of $442,591.

December 31, 2005

     Cash flows from operating activities of $3,100,206 for the year ended December 31, 2005 were the net result of net income for the period of $2,098,829, the increase of $847,533 in accounts payable and the non-cash impact of depletion, depreciation and impairment of $642,090 offset by the increase in accounts receivable of $488,246. A major factor that contributed to the year ended December 31, 2005 positive cash was a combination of a steady increase in the number of wells added during the period; favorable oil prices and operating efficiency for lease operating expenses and workover expense.

December 31, 2004

     Cash uses for operating activities of $1,949,569 for the year ended December 2004 were for geological and geophysical pre drilling costs.

Investing activities -
---------------------

March 31, 2006

     Cash flows used in investing activities of $1,134,179 for the quarter ended March 31, 2006, were attributed to $601,609 of intangible drilling costs, $252,509 of intangible completion costs and $280,061 in equipment purchased.

     Cash flows used in investing activities of $6,933,453 for the year ended December 31, 2005, comprised of proved reserved lease costs of $1,183,016 and well and related equipment costs of $1,745,602, intangible drilling costs of $2,857,715 and intangible completion costs of $1,147,120.

     Cash  uses  for investing activities of $31,761 for the year ended December
31,  2004  were  for  proved  oil  and  gas  properties.

Investing Activities Subsequent to March 31, 2006

     On June 30, 2006, the Company's newly formed subsidiary, Gulf Coast Oil Corporation ("Gulf Coast"), a Delaware corporation, purchased all of the remaining oil and gas leasehold interest, working interest and net revenue interest but not overriding royalty interest that are part of the certain undivided interests in producing properties as well as undeveloped oil and gas mineral leases totaling 9,167 acres and other related assets and contracts in McMullen County, Texas. The purchase price of the assets was $4,450,000. The effective date of the Purchase, for the purposes of the receipt of proceeds from the sale of hydrocarbon reserves was December 1, 2005, the same date as the first acquisition.

Financing activities -
--------------------

March  31,  2006

     Cash flow from financing activities decreased $681,997 during the first quarter of 2006 as owner investment of $1,134,179 was less than owner distribution of $1,816,176.

December  31,  2005

     The net increase of $3,833,247 in cash flow from financing activities included investment of $6,933,453 by owners offset by a distribution $3,100,206.

December 31, 2004

     The net increase in cash flows from financing activities of $1,981,330 for the year ended December 31, 2004 were the net owner investments to finance start up operations.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
-------------------------------------------------

     On April 26, 2006 Gulf Coast entered into a Securities Purchase Agreement, and sold a Secured Term Note and Common Stock Purchase Warrant to Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"). The Common Stock Purchase Warrant can be exercised by Laurus at its election, subsequent to Gulf Coast's full repayment of the Secured Term Note and other amounts owing to Laurus, into 961 shares of Gulf Coast's issued and outstanding common stock, representing 49% of Gulf Coast's then outstanding common stock. Gulf Coast claims an exemption from registration afforded by Regulation S of the Act ("Regulation S") for the above issuances since the issuances were made to a non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by Gulf Coast, us, a distributor, any respective affiliates, or any person acting on behalf of any of the foregoing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(A)  FINANCIAL  STATEMENTS  OF  THE  MUSTANG CREEK  ACQUISITION

     Attached hereto as Exhibit 99.1.

(B)  PRO  FORMA  FINANCIAL  INFORMATION:

     Attached hereto as Exhibit 99.2.

(C) Exhibits.

Exhibit No.    Description.
-----------    ------------

10.1*          Asset Purchase Agreement
10.2*          Securities Purchase Agreement (Gulf Coast and Laurus)
10.3*          Secured Term Note (Gulf Coast)
10.4*          Common Stock Purchase Warrant (Gulf Coast)

10.5*          Guaranty (New Century and Century)
10.6*          Guaranty (Gulf Coast)
10.7*          Stock Pledge Agreement (Gulf Coast)
10.8*          Mortgage, Deed of Trust, Security Agreement,
               Financing Statement and Assignment of
               Production, filed in Atascosa County and
               McMullen County, Texas
10.9*          Amended and Restated Mortgage, Deed of Trust, Security
               Agreement, Financing Statement and Assignment of
               Production, filed in Matagorda County, McMullen
               County and Wharton County, Texas
10.10*         Master Security Agreement
10.11*         Collateral Assignment
10.12*         Letter Agreement regarding Shareholder Agreement
10.13*         Reaffirmation, Ratification and Amendment Agreement
10.14*         Fourth Amendment Agreement with Laurus
10.15(1)       Amended and Restated Secured Term Note with Laurus
10.16(2)       Fifth Amendment Agreement with Laurus
99.1*(3)       Financial Statements of the Mustang Creek Acqusition
99.2*(3)       Pro Forma Financial Information


* Filed as exhibits to our report on Form 8-K filed with the Commission on May 3, 2006, and incorporated herein by reference.

(1) Filed as an exhibit to our report on Form 8-K filed with the Commission on July 7, 2006, and incorporated herein by reference.

(2) Filed as exhibit 10.1 to our Report on Form 8-K, filed with the Commission on June 23, 2006, and incorporated herein by reference.

(3)  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY ENERGY CORP.
                                             ------------------------


                                             /s/ Edward R. DeStefano
                                             --------------------------
                                             Edward R. DeStefano,
                                             President

Date: July 12, 2006